SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 20, 2004

                                 ---------------


                               WEST COAST BANCORP
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-10997
                                (SEC File Number)

                                   93-0810577
                        (IRS Employer Identification No.)

         5335 Meadows Road, Suite 201
         Lake Oswego, Oregon                                 97035
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 684-0884



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Item 12.  Results of Operations and Financial Condition.

      On January 20, 2004, West Coast Bancorp (the "Company") announced its financial results for the fourth quarter and full fiscal year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

      On January 21, 2004, the Company held its quarterly webcast conference call to discuss its financial results announced the previous day. During the call, the Company's management indicated that it expects earnings per share for fiscal 2004 to be in line with current published consensus estimates. Management emphasized that actual results may vary from estimates due to various risk factors that may affect the Company's operating results, including factors described under the heading "Forward-Looking Statements" in the Company's press release attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Exhibits

      99.1 Press release dated January 20, 2004, with respect to the Company's financial results for the quarter and year ended December 31, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WEST COAST BANCORP


Dated:  January 21, 2004          By:  /s/ Richard R. Rasmussen
                                       -----------------------------------------
                                       Richard R. Rasmussen
                                       Executive Vice President, General Counsel
                                          and Secretary